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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 27, 2003

                            SALES ONLINE DIRECT, INC.
               (Exact name of Registrant as Specified in Charter)

    Delaware                         0-28720                      73-1479833
(State or other              (Commission File Number)           (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                4 Brussels Street, Worcester, Massachusetts 01610
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (508) 791-6710

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      Item 4. Changes in Registrant's Certifying Accountant.

      Effective January 27, 2003, the audit committee of Sales Online Direct, Inc. (the "Company"), with the subsequent approval of the Board of Directors of the Company, dismissed Wolf & Company, P.C. ("Wolf") as the Company's independent accountants.

      The reports of Wolf on the financial statements of the Company for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports of Wolf on the financial statements of the Company for the fiscal years ended December 31, 2001 and December 31, 2000 were modified to express substantial doubt as to the Company's ability to continue as a going concern.

      In addition, during the Company's two most recent fiscal years and through January 27, 2003, there were no disagreements with Wolf on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Wolf, would have caused Wolf to make reference to the subject of that disagreement in its reports on the Company's financial statements for those fiscal periods.

      The Company requested that Wolf furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. A copy of any response received by the Company to that request is attached hereto as Exhibit 16.1.

      On January 31, 2003, the Company's Board of Directors, based on a recommendation of its Audit Committee, appointed Carlin, Charron & Rosen, LLP ("Carlin") as the Company's new independent accountants commencing with the audit of the Company's financial statements for the year ended December 31, 2002. During the two most recent fiscal years and the interim period preceding the engagement of Carlin, the Company has not consulted with Carlin regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, nor was other written or oral advice provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or regarding any matter that was either the subject of a "disagreement" or a reportable event, as those terms are used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

      Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

            (c) Exhibits.

16.1 Letter from Wolf & Company, P.C. regarding change in certifying accountant.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SALES ONLINE DIRECT, INC.


      Date: February 3, 2003            By: /s/ Gregory Rotman
                                            ------------------------------------
                                            Gregory Rotman, President and Chief
                                            Executive Officer


                                        By: /s/ Richard Rotman
                                            ------------------------------------
                                            Richard Rotman, Vice President and
                                            Chief Financial Officer
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                                  Exhibit Index

16.1  Letter from Wolf & Company, P.C. regarding change in certifying accountant